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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):   JANUARY 9, 1996
                                                          ---------------


                            FIRST BANK SYSTEM, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-6880                41-0255900
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(State or other jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                    55402
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    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:   612-973-1111
                                                            ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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         On January 9, 1996, First Bank System, Inc. ("the Company") released its fourth quarter and full year 1995 earnings summary to the public. The Company is hereby filing with the Securities and Exchange Commission a copy of its press release dated January 9, 1996, as well as materials used in the January 9, 1996 analyst conference call.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         c.)  Exhibits

              Exhibit 99.1 Press release of First Bank System, Inc. dated January 9, 1996.

              Exhibit 99.2 Materials used in the January 9, 1996, analyst conference call.

                               INDEX TO EXHIBITS

     Document
     --------

       99.1       Press release of First Bank System, Inc. dated
                  January 9, 1996

       99.2 Materials used in the January 9, 1996, analyst conference call.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST BANK SYSTEM, INC.


                                         /s/ David J. Parrin
                                    By   ___________________________
                                         David J. Parrin
                                         Senior Vice President & Controller


Date:  January 9, 1996
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